Exhibit 10.12

Spousal Consent Letter

Whereas:

1.	I, Ying Wang, a Chinese citizen with the ID number of ***, is the spouse of Qingchun Zeng, who is the shareholder of Yang Infinity (Shanghai) Biotechnology Co., Limited ;

1.

Qingchun Zeng, Xianggui (Shanghai) Biotechnology Co., Ltd. and Yang Infinity (Shanghai) Biotechnology Co., Limited have entered into a series of agreements and any exhibits and amendments thereto, including the Equity Interest Pledge Agreement, the Exclusive Technology Consulting and Service Agreement, the Exclusive Call Option Agreement and the Power of Attorney (the “Agreements”).

I hereby confirm that I have read and understood the terms of the Agreements, and I will, if required, be a party to such Agreements and be bound by such Agreements.

I further confirm and agree that:

(1)

the equity interest held by Qingchun Zeng under the Agreements (the “Zeng’s Share”) shall belong to Qingchun Zeng under any circumstances, and Qingchun Zeng may, without my consent, mortgage, sell or dispose of Zeng’s Share in any other manner according to the Agreements;

(2)	Qingchun Zeng may execute any amendment and supplement to the Agreements related to Qingchun Zeng’s Shares without my signature, confirmation, agreement or consent;

(3)

under any circumstances, I will not claim for any rights in connection with Zeng’s Share which are inconsistent with the provisions of the Agreements, or take any action inconsistent with the provisions of the Agreements;

(4)

the portion of equity interest that may belong to me (“My Share”) in the equity interest held by Qingchun Zeng shall and may be mortgaged, sold or disposed of in any other manner according to the Agreements;

(5)

if required, I agree to sign and be a party to the Agreements, and undertake that any amendment and supplement of the Agreements will not be inconsistent with the rights and obligations of Qingchun Zeng under the Agreements;

(6)	I will not claim for any rights in connection with My Share which are inconsistent with the provisions of the Agreements, or take any action inconsistent with the provisions of the Agreements.

Hereby confirm.

Signed by::	/s/ Ying Wang

June 21, 2019

Spousal Consent Letter

Whereas:

1.	I, Qingchun Zeng, a Chinese citizen with the ID number of ***, is the spouse of Ying Wang, who is the shareholder of Yang Infinity (Shanghai) Biotechnology Co., Limited ;

2.

Ying Wang, Xianggui (Shanghai) Biotechnology Co., Ltd. and Yang Infinity (Shanghai) Biotechnology Co., Limited have entered into a series of agreements and and any exhibits and amendments thereto, including the Equity Interest Pledge Agreement, the Exclusive Technology Consulting and Service Agreement, the Exclusive Call Option Agreement and the Power of Attorney (the “Agreements”).

I hereby confirm that I have read and understood the terms of the Agreements, and I will, if required, be a party to such Agreements and be bound by such Agreements.

I further confirm and agree that:

(1)

the equity interest held by Ying Wang under the Agreements (the “Wang’s Share”) shall belong to Ying Wang under any circumstances, and Ying Wang may, without my consent, mortgage, sell or dispose of Wang’s Share in any other manner according to the Agreement;

(2)	Ying Wang may execute any amendment and supplement to the Agreements related to Wang’s Share without my signature, confirmation, agreement or consent;

(3)

under any circumstances, I will not claim for any rights in connection with Wang’s Share which are inconsistent with the provisions of the Agreements, or take any action inconsistent with the provisions of the Agreements;

(4)

the portion of equity interest that may belong to me (“My Share”) in the equity interest held by Ying Wang shall and may be mortgaged, sold or disposed of in any other manner according to the Agreements;

(5)

if required, I agree to sign and be a party to the Agreements, and undertake that any amendment and supplement of the Agreements will not be inconsistent with the rights and obligations of Ying Wang under the Agreements;

(6)	I will not claim for any rights in connection with My Share which are inconsistent with the provisions of the Agreements, or take any action inconsistent with the provisions of the Agreements.

Hereby Confirm.

Signed by::	/s/ Qingchun Zeng

June 21, 2019